Service Expertise Integrity © 2009 Northern Trust Corporation William A. Osborn Chairman NORTHERN TRUST CORPORATION 2009 Annual Meeting of Stockholders April 21, 2009 EXHIBIT 99.1

Service Expertise Integrity © 2009 Northern Trust Corporation Frederick H. Waddell President & Chief Executive Officer April 21, 2009 NORTHERN TRUST CORPORATION 2009 Annual Meeting of Stockholders

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Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to Northern Trust’s financial goals, dividend policy, expansion and business development plans, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties. Our 2008 annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

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Agenda
Northern Trust: Client Centric and
Highly Focused
A Challenging Macroeconomic
Environment
Financial Strength & Stability:
Financial Performance Highlights
Balance Sheet Highlights
Stock Price Performance
Concluding Thoughts
Question & Answer Session

© 2009 Northern Trust Corporation Service Expertise Integrity The Northern Trust Advantage: Client Centric and Highly Focused

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A Client-centric and Highly Focused Business Model
Our Clients
Operations & Technology
Government
Agencies
Taft-Hartley
Foundations /
Endowments /
Healthcare
Individuals
Privately
Held
Businesses
Pension Funds
Large Corporations
Investment
Management Firms
Insurance Companies
Families
Family
Foundations
Family Offices
Personal
Financial
Services
Corporate &
Institutional
Services
Northern Trust Global Investments
Sovereign Wealth Funds

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Credit Cards
Retail Banking
Consumer Finance
Venture Capital
Stock Transfer
Investment Banking
Sub-Prime Mortgage Underwriting
Asset Backed Commercial Paper Conduits
Discount Brokerage
American Depositary Receipts
A Client-centric and Highly Focused Business Model
While we do adjust our actions to align with prevailing conditions,
Northern Trust has resisted the temptation to change our business or risk profile to capitalize on temporarily shifting cycles.
Businesses Northern Trust is NOT in:

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Network of over 80 PFS Offices in 18 States
Over 50% of the U.S. millionaire market resides
within a 45-minute drive of Northern Trust offices.
Arizona
(8)
Florida
(25)
Illinois
(19)
Illinois
(19)
Colorado
(1)
Colorado
(1)
Nevada
(1)
Nevada
(1)
Missouri
(1)
Missouri
(1)
Washington
(1)
Michigan
(3)
Texas
(7)
California
(11)
New York (1)
Connecticut (1)
Delaware (1)
Georgia
(1)
Georgia
(1)
Wisconsin
(1)
Wisconsin
(1)
Ohio
(1)
Ohio
(1)
Minnesota
(1)
Minnesota
(1)
Massachusetts (1)
Personal Financial Services
Extensive Reach in Affluent Market

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Corporate & Institutional Services
Strategically Positioned in Three Dynamic Regions
North America
Europe,
Middle East & Africa
Asia Pacific
Abu Dhabi
Dublin
Toronto
London
Limerick
Amsterdam
Luxembourg
Guernsey
Melbourne
Singapore
Hong Kong
Bangalore
Beijing
Tokyo
Jersey
Chicago
17 Locations
Worldwide
Trade Settlement
in 90+ Markets
Clients in
41 Countries

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Northern Trust Global Investments
Diversified, World Class Investment Manager
$522.3 Billion
Assets Under Management as of March 31, 2009
A Diversified Asset Manager
$290 Billion
(56%)
Active
$206 Billion
(39%)
Quantitative
$26 Billion
(5%)
Manager of Managers
Across Asset Classes Across Client Segments
$392 Billion
Institutional
$130 Billion
Personal
Across Styles
Equities
$182 Billion
(35%)
Fixed Income
$100 Billion
(19%)
Short
Duration
$228 Billion
(44%)
Other
$12 Billion
(2%)

© 2009 Northern Trust Corporation Service Expertise Integrity A Challenging Macroeconomic Environment

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2008: The Changing Landscape in Financial Services
750
900
1050
1200
1350
1500
S&P 500 – Full Year 2008
9/7/08: U.S. Govt to
support Fannie
Mae & Freddie Mac
9/15/08: Lehman
Brothers declares
bankruptcy;
Bank of America
announces Merrill
Lynch acquisition
9/16/08: U.S. Govt
to support AIG
3/16/08: With U.S. Govt
support, Bear Stearns
acquired by JPMorgan Chase
11/24/08:
U.S. Govt
to support
Citigroup
10/14/08: U.S. Govt
announces it will buy
preferred equity stakes in
U.S. banks under the
Troubled Asset Relief
Program
Dramatic tumult
resulting in
acceleration in
commercial and
investment bank
consolidation and
significant increase
in government
involvement.
10/24/08: PNC
announces
National City
acquisition
10/4/08: Dutch Govt purchases Fortis
10/13/08: RBS (UK)
effectively
nationalized
10/19/08: ING
receives Dutch
Govt support
4/1/08: UBS
CEO steps
down; $37B in
cumulative
writedowns
9/21/08: Goldman Sachs & Morgan
Stanley to become bank holding cos.
9/26/08: JPMorgan Chase announces
Washington Mutual acquisition
10/3/08: Wells Fargo to acquire Wachovia
12/11/08:
Bernard
Madoff
arrested
and
charged
with
criminal
securities
fraud
Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec

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2008: U.S. Treasury, Federal Reserve and FDIC Actions
750
900
1050
1200
1350
1500
S&P 500 – Full Year 2008
9/19/08: ABCP Money
Market Fund Liquidity
Facility
9/19/08: Temporary
Guaranty Program for
Money Market Funds
3/11/08: Term Securities
Lending Facility
10/14/08: Capital Purchase Program
10/14/08: Temporary Liquidity
Guarantee Program: Debt Guarantees
& Transaction Account Guarantees
10/21/08:
Money Market
Investor
Funding
Facility
10/7/08:
Commercial
Paper Funding
Facility
3/16/08:
Primary Dealer
Credit Facility
10/3/08: FDIC temporarily raises deposit
insurance limit to $250,000
10/6/08: Federal Reserve will pay interest
on required and excess reserves
9/28/08: Troubled Asset Relief Program
11/25/08: Term
Asset-Backed
Securities Loan
Facility; GSE
Purchases
Government actions
were designed to
promote, enhance
and improve liquidity,
in addition to
promoting stability
and restoring
confidence in
financial markets.
Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec

U.S.
INTL COMP
U.K.
GERMANY
JAPAN
FRANCE
HONG KONG
S. KOREA
BRAZIL
MEXICO
INDIA
CHINA

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-38.5%
-45.1%
-31.3%
-40.4%
-42.1%
-40.7%
-41.2%
-49.0%
-52.4%
-65.2%
-42.7%
-48.3%
Weak Global Equity Market Environment
Source: Haver Analytics
Index Performance - Full Year 2008
S&P 500 US$ EAFE DAX NIKKEI 225 HANG SENG FTSE 100 CAC 40

Service Expertise Integrity © 2009 Northern Trust Corporation Financial Strength & Stability Financial Performance Highlights

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Northern Trust: A Solid Year Considering the Environment
% Growth
2008 vs 2007
Full Year
2008
Trust, Inv. & Other Servicing Fees
Other Noninterest Income
Net Interest Income
Total Revenues
Noninterest Expenses
Net Income
Earnings Per Share
$2,135 Million
$1,065 Million
$1,129 Million
$4,328 Million
$2,888 Million
$795 Million
$3.47
+3%
+82%
+24%
+21%
+19%
+9%
+7%
*Operating basis excludes the impact of all VISA related items.
Operating* Net Income
Operating* Earnings Per Share
$641 Million
$2.79
-22%
-24%
Assets Under Custody
Global Custody Assets
Assets Under Management
$3.0 Trillion
$1.4 Trillion
$559 Billion
-27%
-32%
-26%

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First Quarter 2009 Highlights
Trust, Inv. & Other Svcing Fees
Other Noninterest Income
Net Interest Income
Total Revenues
Noninterest Expenses
Net Income
Earnings Per Common Share
% Change
1Q09 vs 1Q08
$411 Million
$206 Million
$288 Million
$904 Million
$594 Million
$162 Million
$0.61
-22%
+11%
+8%
-8%
-3%
-30%
-41%
First Quarter
2009
Note: Comparison excludes the impact of the First Quarter 2008 VISA item.
Trust Fees:
Continue to be
affected by equity
market declines
and fixed income
market dislocation
Expenses:
Well controlled
Assets Under Custody
Global Custody Assets
Assets Under Management
$2.8 Trillion
$1.4 Trillion
$522 Billion
-29%
-33%
-33%
Client Assets:
Declined less than
market indices:
S&P 500   -40%
Intl EAFE  -49%

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Change in Client Assets Better Than
Challenging Markets
Assets Under Custody $2.8 Trillion -6% -29% +5%
Global Custody Assets $1.4 Trillion -5% -33% +11%
Assets Under Management $522 Billion -7% -33% 0.1%
Assets at 5 Year
March 31, 2009 Last Qtr Last Yr CAGR
% Change Vs.
Equity Market Indices:
S&P 500 -12% -40% -7%
US$ EAFE (international index) -16% -49% -5%
Whether considered on a quarterly, annual or 5-year basis,
our asset accumulation rates consistently outperform the market.

Service Expertise Integrity © 2009 Northern Trust Corporation Financial Strength & Stability Balance Sheet Highlights

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* Peer group consists of the 20 largest U.S. Bank Holding Companies in terms of total balance sheet assets.
Source: SNL Financial
Outstanding Credit Quality
Credit Quality is notably better than peer averages in each category.
Non-Performing Assets
as a % of Loans
Net Charge-Offs to
Average Loans
Loan Loss Reserve as a
% of Non-Performing Assets
166%
119%
1.53%
0.04%
Northern Trust
as of 3/31/09
Peer Group* Average
as of 12/31/08
0.57%
2.13%

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High Quality Securities Portfolio
All data is as of March 31, 2009.
*Available for Sale Securities.  **Held to Maturity Securities
$17.8B SECURITIES PORTFOLIO
90% of total securities rated triple-A
Total net unrealized losses (pretax) of only $240 million (preliminary)
Government
Sponsored Agency*
$13.4B / 75%
Other* / $1.8B / 10%
Obligations of States /
Political Subdivisions**
$0.8B / 4%
Asset-Backed*
$1.5B / 9%
Well diversified
76% rated triple-A
Subprime asset-backed total
< 2% of total portfolio
18% of subprime asset-backed
rated triple-A
Other** / $0.4B / 2%

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Outstanding Capital Strength
TOTAL EQUITY
($ Billions)
CAGR: +13%
U.S. CAPITAL PURCHASE PROGRAM PARTICIPATION
On November 14, the U.S. Treasury invested
$1.576 billion in senior preferred stock and related
warrants in Northern Trust
In combination with our already strong capital
position, the additional capital allows us to support
clients and maximize growth opportunities.
In addition, we continue to support high quality loan
growth in line with our existing strategies.
Tier 1 Capital 9.6% 13.0% 6.0%
Total Risk-Based 11.5% 15.2% 10.0%
Leverage 6.9% 8.9% 5.0%
Tangible Common Equity 5.6% 5.9% --
“Well
Capitalized”
CAPITAL RATIOS 3/31/08 3/31/09 Guideline
$4.5
$6.5
$2.3
$3.6
$3.3
$3.1
$2.9
$3.9
$6.4
$2.7
2000 2001 2002 2003 2004 2005 2006 2007 2008 1Q09

Service Expertise Integrity © 2009 Northern Trust Corporation Stock Price Performance

Wells Fargo
BB&T
USBank
PNC Bank
JPMorgan Chase
M&T
Northern Trust
Capital One
Bank of NY Mellon
M&I
State Street
SunTrust
Comerica
KeyCorp
Bank of America
Regions
Fifth Third
Citigroup
Wachovia
National City

Northern Trust

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Challenging Environment for Bank Stocks in 2008
-67%
-2% -11% -21%
-25%
-28% -30% -32% -33% -42%
-64%
-66%
-66%
-49% -52%
-53% -54% -77% -85% -89%
Full Year 2008
Average (excl. NTRS):   -48%
S&P 500: -39%

Northern Trust
Bank of NY Mellon
JPMorgan Chase
Goldman Sachs
State Street
USBank
M&T
BB&T
PNC Bank
Wells Fargo
Comerica
Morgan Stanley
KeyCorp
Capital One
Bank of America
SunTrust
Regions
M&I
Fifth Third
Citigroup

Northern Trust

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Bank Stock Price Performance: Recent History
June 30, 2007 through March 31, 2009
-87%
-7% -32%
-45%
-51%
-55% -56%
-58% -58%
-59%
-84%
-86% -86% -60% -69% -73% -77% -88%
-93%
-95%
Average (excl. NTRS):   -69%
S&P 500: -47%
Note: Legacy Bank of New York used for Bank of NY Mellon’s June 30, 2007 stock price.

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Value Retained
Market Capitalization: Value Retained
Market Values (US$BN) as of March 31, 2009
Market Values (US$BN) as of June 30, 2007
14
13
95% of Value Retained
Northern
Trust
Value Retained
*6/30/07 market value for Bank of NY Mellon reflects that of legacy Bank of New York plus legacy Mellon.
**6/30/07 market value for PNC Bank reflects that of legacy PNC Bank plus legacy National City.
Source: Bloomberg and Northern Trust Market Research.
JP Morgan
166
60%
100
Bank
of NY
Mellon*
50
65%
33
State
Street
23
13
58%
HSBC
213
46%
97
Credit
Suisse
75
47%
35
BNP
Paribas
102
36%
37
Société
Générale
79
27%
22
Deutsche
Bank
71
33%
23
UBS
AG
142
19%
27
Barclays
90
20%
18
RBS
109
18%
20
Citigroup
254
14
5%
13
PNC
Bank**
30%
44
Goldman
Sachs
94
52%
49
Crédit
Agricole
62
39%
24
Morgan
Stanley
89
25
28%

Service Expertise Integrity © 2009 Northern Trust Corporation Concluding Thoughts

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Experienced, Dedicated Management Team
Northern Trust Industry
Rick Waddell
- President & CEO 34 Years 34 Years
Sherry Barrat
- President – PFS 19 Years 39 Years
Steve Fradkin
- EVP & Chief Financial Officer 24 Years 24 Years
Tim Moen
- EVP – Human Resources & Admin. 8 Years 34 Years
Bill Morrison
- President – PFS 13 Years 36 Years
Steve Potter
- President – NTGI 27 Years 27 Years
Joyce St. Clair
- EVP – Corporate Risk Mgt. 17 Years 28 Years
Jana Schreuder
- President – WWOT 29 Years 29 Years
Tim Theriault
- President – C&IS 25 Years 27 Years
Kelly Welsh
- EVP & General Counsel 9 Years 31 Years

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120 Years of Stewardship and Success
Success achieved for our clients, our
people and our shareholders through
Principles that Endure
Principles that Endure
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Service Expertise Integrity
© 2009 Northern Trust Corporation
Frederick H. Waddell
President & Chief Executive Officer
William A. Osborn
Chairman
NORTHERN TRUST
CORPORATION
2009 Annual Meeting of Stockholders